UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2024

T-MOBILE US, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-33409	20-0836269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12920 SE 38th Street Bellevue, Washington	98006-1350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	TMUS	The NASDAQ Stock Market LLC
3.550% Senior Notes due 2029	TMUS29	The NASDAQ Stock Market LLC
3.700% Senior Notes due 2032	TMUS32	The NASDAQ Stock Market LLC
3.850% Senior Notes due 2036	TMUS36	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders.

On June 12, 2024, T-Mobile US, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the following two proposals were presented, as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 26, 2024 (the “Proxy Statement”):

(1)	Elect 14 director nominees named in the Proxy Statement to the Board of Directors of the Company; and

(2)	Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Proposal 1 – Election of Directors.

The following 14 director nominees were elected as directors, each to hold office until the Company’s 2025 Annual Meeting of Stockholders, or until his/her successor is elected and qualified, by the votes set forth below:

Director Nominee	For	Withhold	Broker Non-Votes
André Almeida	966,567,742	124,695,081	42,441,710
Marcelo Claure	954,571,149	136,691,674	42,441,710
Srikant M. Datar	1,071,460,290	19,802,533	42,441,710
Srinivasan Gopalan	896,582,271	194,680,552	42,441,710
Timotheus Höttges	965,103,992	126,158,831	42,441,710
Christian P. Illek	905,827,946	185,434,877	42,441,710
James J. Kavanaugh	1,077,166,503	14,096,320	42,441,710
Raphael Kübler	905,052,880	186,209,943	42,441,710
Thorsten Langheim	971,579,014	119,683,809	42,441,710
Dominique Leroy	904,995,451	186,267,372	42,441,710
Letitia A. Long	1,017,413,760	73,849,063	42,441,710
G. Michael Sievert	1,002,338,459	88,924,364	42,441,710
Teresa A. Taylor	977,424,761	113,838,062	42,441,710
Kelvin R. Westbrook	1,066,013,374	25,249,449	42,441,710

Proposal 2 – Ratification of the Appointment of Deloitte & Touche LLP.

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024 was ratified by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
1,131,604,351	1,201,752	898,430	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

June 14, 2024	/s/ Peter Osvaldik
Peter Osvaldik
Executive Vice President and Chief Financial Officer